SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 26, 2003
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                        (Date of earliest event reported)

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                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                                0-14815                    25-2413363
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(State of other jurisdiction   (Commission File Number)          (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania           19422-0764
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(Address of principal executive offices)                       (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year, f changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events



     On February 26, 2003 Progress Financial Corporation announced completion of its repurchase of 200,000 shares of common stock and authorized additional repurchase. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PROGRESS FINANCIAL CORPORATION





Dated:   February 28, 2003             By:      /s/ Michael B. High
                                           ----------------------------------
                                                Michael B. High
                                                Chief Operating Officer and
                                                Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                                 Description


      99(a) Press Release distributed February 26, 2003 announcing completion of repurchase of common stock and authorizing additional repurchase.

                                  Exhibit 99(a)


        Press Release Announcing Completion of Repurchase of Common Stock
                      And Authorizing Additional Repurchase

FOR IMMEDIATE RELEASE          Contacts:
February 26, 2003              Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com

    Progress Financial Corporation Completes its Repurchase of 200,000 Shares of Common Stock and Authorizes an Additional Repurchase up to 335,000 Shares

     Blue Bell, PA, February 26, 2003 - Progress Financial Corporation (the "Company"- Nasdaq: PFNC) announced today that the Company's Board of Directors has authorized a repurchase program for the repurchase of up to 335,000 shares, or five percent, of the Company's outstanding common stock. The Company completed its previously announced repurchase program in the amount of 200,000 shares.

     Repurchases are authorized to be made by the Company from time to time in open-market transactions as, in the opinion of management, market conditions warrant. The repurchased shares will be held as treasury stock and may be reserved for issuance pursuant to the Company's stock benefit plans.

     W. Kirk Wycoff, President and Chief Executive Officer of the Company, stated, "The ongoing repurchase program reflects management's belief that the current price of the Company's common stock does not adequately reflect the Company's long-term business and earnings prospects. The use of our capital must continue to be balanced with other internal and external investment opportunities while maximizing the use of existing assets and resources to generate shareholder value. The Company is fortunate to have the financial flexibility that allows it to demonstrate its commitment to and confidence in its future prospects."

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

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